Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 10. Subsequent Events

On April 13, 2015, the Company repaid its $3,000,000 borrowings under the line of credit, that was due to expire on August 19, 2015.

On May 1, 2015, the Company awarded certain employees restricted shares of its common stock pursuant to the 2014 Incentive Plan (the “2014 Plan”). These restricted shares vest at the rate of one-third on the third, fourth and fifth anniversaries of the Vesting Commencement Date, except in the event of death, disability or retirement of the employee, at which time all unvested shares will immediately vest. The Vesting Commencement Date is May 1, 2015.

On May 4, 2015, the Company entered into an agreement with a shareholder of Nordic Bulk Holdings ApS (“NBH”) to acquire 24.5% of the ownership of NBH, bringing the Company’s total ownership interest to 75.5%. NBH is an entity consolidated under Accounting Standards Codification (“ASC”) 810, Consolidation. The accompanying unaudited consolidated financial statements include the operations of NBH for the three months ended March 31, 2015 and 2014.

On May 8, 2015, our board of directors awarded each non-employee director 10,000 restricted shares of our common stock pursuant to the 2014 Plan. These restricted shares vest at the rate of fifty percent on the first anniversary of the date of grant, with the remaining fifty percent to vest on the second anniversary of the date of grant. The award will be forfeited if the non-employee director does not serve until the Company’s 2015 annual meeting of shareholders, except in the event of death of the non-employee director.

NOTE 16 - SUBSEQUENT EVENTS

In January 2015, the Company entered into a loan agreement to finance the purchase of the m/v Nordic Odin and the m/v Nordic Olympic, which were delivered to the Company in February 2015. The agreement advanced $45,000,000 and requires repayment of this advance in 28 equal quarterly installments of $375,000 per borrower and a balloon payment of $12,000,000 per borrower due with the final installment. Interest on the facility is floating at LIBOR plus 2.0% (2.23% at December 31, 2014). The loan is secured by first preferred mortgages on the m/v Nordic Odin and the m/v Nordic Olympic, the assignment of earnings, insurances and requisite compensation of the two entities, and by guarantees of their shareholders. The agreement contains one financial covenant that requires the Company to maintain minimum liquidity and a collateral maintenance ratio clause which requires the aggregate fair market value of the vessel plus the net realizable value of any additional collateral provided to remain above defined ratios. As of December 31, 2014, the Company was in compliance with this covenant.

On February 23, 2015, the Company sold the m/v Bulk Cajun for its scrap value of approximately $4,712,000. The excess of the carrying amount over the fair value less cost to sell of approximately $1,531,000 is recorded as loss on impairment of vessels in the consolidated statements of operations at December 31, 2014.